UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2019

Central Index Key Number of the issuing entity: 0001751743

Morgan Stanley Capital I Trust 2018-L1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-17	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code        (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

On October 23, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates, Series 2018-L1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Regions Tower” on Exhibit B to the Pooling and Servicing Agreement (the “Regions Tower Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Regions Tower Whole Loan”) that includes the Regions Tower Mortgage Loan and one pari passu promissory note (the “Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Regions Tower Whole Loan will be serviced and administered (i) prior to the securitization of the related Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Pari Passu Companion Loan related to the Regions Tower Whole Loan was securitized on February 21, 2019 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2019-BNK16 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK16. Consequently, the Regions Tower Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of February 1, 2019 (the “BANK 2019-BNK16 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “Non-Serviced Master Servicer”), KeyBank National Association, as general special servicer (the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The BANK 2019-BNK16 PSA is attached hereto as Exhibit 4.9.

The servicing terms of the BANK 2019-BNK16 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated October 16, 2018 (the “Prospectus”), and the following:

•	Under the BANK 2019-BNK16 PSA, the primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) is calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such Mortgage Loan).
•	Under the BANK 2019-BNK16 PSA, the related Non-Serviced Special Servicer (KeyBank National Association) will earn a special servicing fee payable monthly with respect to the Mortgage Loan accruing at a rate equal to 0.25% per annum subject to a minimum amount equal to (i) $3,500 or (ii) $5,000, if the related risk retention consultation party is entitled to consult with the special servicer with respect to such Mortgage Loan for so long as such Mortgage Loan is a specially serviced loan during the occurrence and continuation of a consultation termination event under the BANK 2019-BNK16 PSA, in each case, for any month in which such fee is payable.
•	Under the BANK 2019-BNK16 PSA, the related Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the related Whole Loan (other than default interest and excess interest) made by the related borrower after any workout of the related Whole Loan. The workout fee is subject to a minimum fee equal to $25,000 and is not subject to a cap.

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•	Under the BANK 2019-BNK16 PSA, the related Non-Serviced Special Servicer will be entitled to a liquidation fee of 1.0% of net liquidation proceeds received in connection with the liquidation of the related Whole Loan or the related REO Property. The liquidation fee is subject to a minimum fee equal to $25,000 and is not subject to a cap.
•	The operating advisor under the BANK 2019-BNK16 PSA will only be entitled to consult with the related Non-Serviced Special Servicer and recommend the termination of the BANK 2019-BNK16 special servicer after a consultation termination event under the BANK 2019-BNK16 PSA.

KeyBank National Association, a national banking association (“KeyBank”), is the Non-Serviced Special Servicer with respect to the Regions Tower Whole Loan under the BANK 2019-BNK16 PSA (the "BANK 2019-BNK16 Special Servicer"). KeyBank is also (i) a sponsor, originator and mortgage loan seller with respect to the MSC 2018-L1 securitization, and (ii) a primary servicer with respect to certain mortgage loans in the MSC 2018-L1 mortgage pool. As special servicer under the BANK 2019-BNK16 PSA, KeyBank is responsible for the servicing and administration of Regions Tower Whole Loan if the Regions Tower Whole Loan becomes a specially serviced mortgage loan and any related REO property under the BANK 2019-BNK16 PSA and generally will process, review, evaluate and provide or withhold consent as to certain major decisions and will perform certain enforcement actions relating to the Regions Tower Whole Loan when the Regions Tower Whole Loan is not a specially serviced mortgage loan, in each case pursuant to the BANK 2019-BNK16 PSA. KeyBank’s principal servicing office is located at 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211.

KeyBank has been engaged in the servicing of commercial mortgage loans since 1995 and commercial mortgage loans originated for securitization since 1998. The following table sets forth information about KeyBank’s portfolio of master or primary serviced commercial mortgage loans as of the dates indicated.

Loans	12/31/2015	12/31/2016	12/31/2017	12/31/2018
By Approximate Number	16,876	17,866	16,654	16,281
By Approximate Aggregate
Principal Balance (in billions)	$185.2	$189.3	$197.6	$239.01

Within this servicing portfolio are, as of December 31, 2018, approximately 10,050 loans with a total principal balance of approximately $172.9 billion that are included in approximately 643 commercial mortgage-backed securitization transactions.

KeyBank’s servicing portfolio includes mortgage loans secured by multifamily, office, retail, hospitality, and other types of income-producing properties that are located throughout the United States. KeyBank also services newly-originated commercial mortgage loans and mortgage loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and a variety of investors and other third parties. Based on the aggregate outstanding principal balance of loans being serviced as of December 31, 2018, the Mortgage Bankers Association of America ranked KeyBank the third largest commercial mortgage loan servicer for loans related to commercial mortgage-backed securities in terms of total master and primary servicing volume.

KeyBank has been a special servicer of commercial mortgage loans and commercial real estate assets included in commercial mortgage backed securities transactions since 1998. As of December 31, 2018, KeyBank was named as special servicer with respect to commercial mortgage loans in 211 commercial mortgaged-backed securities transactions totaling approximately $86.69 billion in aggregate outstanding principal balance and was special servicing a portfolio that included approximately 59 commercial mortgage loans with an aggregate outstanding principal balance of approximately $580.7 million, which portfolio includes multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States.

The following table sets forth information on the size and growth of KeyBank’s managed portfolio of specially serviced commercial mortgage loans for which KeyBank is the named special servicer in commercial mortgaged-backed securities transactions in the United States.

CMBS (US)	12/31/2015	12/31/2016	3/31/2017	12/31/2018
By Approximate Number of Transactions	108	132	177	211
By Approximate Aggregate Principal Balance (in billions)	$52.8	$60.5	$71	$86.69
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KeyBank has resolved over $14.1 billion of U.S. commercial mortgage loans over the past 10 years, $1.74 billion of U.S. commercial mortgage loans during 2009, $2.9 billion of U.S. commercial mortgage loans during 2010, $2.27 billion of U.S. commercial mortgage loans during 2011, $1.89 billion of U.S. commercial mortgage loans during 2012, $2.69 billion of U.S. commercial mortgage loans during 2013, $628.5 million of U.S. commercial mortgage loans during 2014, $1.4 billion of U.S. commercial mortgage loans during 2015, $263.6 million of U.S. commercial mortgage loans during 2016, $255 million of U.S. commercial mortgage loans during 2017, and 123.4 million of U.S. commercial mortgage loans during 2018.

KeyBank is approved as the master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody’s, S&P, Fitch, and Morningstar Credit Ratings, LLC (“Morningstar”). Moody’s does not assign specific ratings to servicers. KeyBank is on S&P’s Select Servicer list as a U.S. Commercial Mortgage Master Servicer and as a U.S. Commercial Mortgage Special Servicer, and S&P has assigned to KeyBank the rating of “Strong” as a master servicer, primary servicer, and special servicer. Fitch has assigned to KeyBank the ratings of “CMS1” as a master servicer, “CPS2+” as a primary servicer, and “CSS1-” as a special servicer. Morningstar has assigned to KeyBank the rankings of “MOR CS1” as master servicer, “MOR CS1” as primary servicer, and “MOR CS1” as special servicer. S&P’s, Fitch’s, and Morningstar’s ratings of a servicer are based on an examination of many factors, including the servicer’s financial condition, management team, organizational structure, and operating history.

KeyBank’s servicing system utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows KeyBank to process mortgage servicing activities including: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports. KeyBank generally uses the CREFC® format to report to trustees and certificate administrators of commercial mortgage-backed securities (CMBS) transactions and maintains a website (www.keybank.com/key2cre) that provides access to reports and other information to investors in CMBS transactions that KeyBank is the servicer.

KeyBank maintains the accounts it uses in connection with servicing commercial mortgage loans. The following table sets forth the ratings assigned to KeyBank’s debt obligations and deposits.

	S&P	Fitch	Moody’s
Long-Term Deposits	N/A	A	Aa3
Short-Term Deposits	N/A	F1	P-1
Long-Term Debt Obligations	A-	A-	A3
Short-Term Debt Obligations	A-2	F1	P-2

KeyBank believes that its financial condition will not have any material adverse effect on the performance of its duties under the BANK 2019-BNK16 PSA and, accordingly, will not have any material adverse impact on the performance of the mortgage loans included in the MSC 2018-L1 mortgage pool or the performance of the MSC 2018-L1 certificates.

KeyBank has developed policies, procedures and controls for the performance of its master servicing and special servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, procedures to (i) notify borrowers of payment delinquencies and other loan defaults, (ii) work with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event, (iii) if a servicing transfer event occurs as a result of a delinquency, loss, bankruptcy or other loan default, transfer the subject loan to the special servicer, and (iv) managing delinquent loans and loans subject to the bankruptcy of the borrower.

KeyBank’s servicing policies and procedures for the servicing functions it will perform under BANK 2019-BNK16 PSA for assets of the same type included in the issuing entity are updated periodically to keep pace with the changes in the CMBS industry. For example, KeyBank has, in response to changes in federal or state law or investor requirements, (i) made changes in its insurance monitoring and risk-management functions as a result of the Terrorism Risk Insurance Act of 2002, as amended, and (ii) established a website where investors and mortgage loan borrowers can access information regarding their investments and mortgage loans. Otherwise, KeyBank’s servicing policies and procedures have been generally consistent for the last three years in all material respects.

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KeyBank will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. KeyBank may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that KeyBank has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard under the BANK 2019-BNK16 PSA.

No securitization transaction involving commercial or multifamily mortgage loans in which KeyBank was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of KeyBank as special servicer, including as a result of KeyBank’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.

From time to time KeyBank is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer and otherwise arising in the ordinary course of its business. KeyBank does not believe that any lawsuits or legal proceedings that are pending at this time would, individually or in the aggregate, have a material adverse effect on its business or its ability to service the underlying mortgage loans pursuant to the BANK 2019-BNK16 PSA.

KeyBank is not aware of any lawsuits or legal proceedings, contemplated or pending, by governmental authorities against KeyBank at this time.

From time to time, KeyBank and/or its affiliates may purchase or sell securities, including MSC 2018-L1 certificates in the secondary market.

The foregoing information regarding KeyBank National Association has been provided by KeyBank National Association.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:
4.9	Pooling and Servicing Agreement, dated as of February 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the Regions Tower Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: February 27, 2019

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